UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 04, 2011

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51403	26-2590455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA	70094
(Address of Principal Executive Offices)	(Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 20, 2011, Blackwater Midstream Corp. (the “Company”) reported on Form 8-K and 8-K/A that it was in the process of seeking approval from all holders of the Company’s 2009 Convertible Promissory Notes (the “2009 Notes”) and 2010 Convertible Promissory Notes (the “2010 Notes”) to an amendment extending the maturity date of the 2009 Notes and the 2010 Notes to October 15, 2013 and September 30, 2013, respectively.

As of October 4, 2011, the Company reports that it has received the approval from 100% of the holders of the 2009 Notes and 2010 Notes to the amendments.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
10.1**	The September 2009 Offering associated with the 2009 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 21, 2009 and on Form 8-K/A filed with the Commission on November 18, 2009.)
10.2**	The January 2010 Offering associated with the 2010 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on March 22, 2010.)
10.3**	The March 2011 Amendment to the September 2009 and January 2010 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on March 28, 2011.)
10.4**	Specimen 2009 and 2010 Convertible Promissory Note Amendments, dated June 24, 2011 (incorporated by reference to the Company’s Annual Report on Form 10-K filed with the Commission on June 28, 2011.)

**   Incorporated by reference to prior filings.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKWATER MIDSTREAM CORP. a Nevada corporation

Dated: October 05, 2011	By:	/s/ Donald St. Pierre
Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
10.1**	The September 2009 Offering associated with the 2009 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 21, 2009 and on Form 8-K/A filed with the Commission on November 18, 2009.)
10.2**	The January 2010 Offering associated with the 2010 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on March 22, 2010.)
10.3**	The March 2011 Amendment to the September 2009 and January 2010 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on March 28, 2011.)
10.4**	Specimen 2009 and 2010 Convertible Promissory Note Amendments, dated June 24, 2011 (incorporated by reference to the Company’s Annual Report on Form 10-K filed with the Commission on June 28, 2011.)

**   Incorporated by reference to prior filings.